Exhibit 10.8

SYSOREX GLOBAL HOLDINGS CORP

3375 SCOTT BLVD, SUITE 440

SANTA CLARA, CALIFORNIA 95054

Mr. Abdulaziz Al-Salloum

Duroob Technology

P.O. Box 18560, Riyadh, 11425

Kingdom of Saudi Arabia

As of March 31, 2013

Re: Equity Exchange

Gentlemen:

Reference is made to those certain [services and loans?] (the “Obligations”) in the aggregate amount of $1,774,865 provided over time by the undersigned (“Duroob”) to Sysorex Arabia LLC, a Saudi Arabian limited liability company (“Arabia”) and wholly owned subsidiary of Sysorex Global Holdings Corp., a Nevada corporation (the Company”). The parties acknowledge that the Obligations remain outstanding as of the date hereof.

1.             This agreement (the “Agreement”) will serve to confirm our agreement that the Company shall issue to Duroob 887,433 shares (the “Shares”) of common stock, par value $.001 per share (the “Common Stock”), of the Company, in consideration for full satisfaction and release of the Obligations. The issuance of the Shares shall be effective as of the date of this Agreement and the Company shall cause to be delivered to Duroob a stock certificate evidencing the Shares promptly after the execution of this Agreement.

2. Representations & Warranties:

2.1 Authority; Enforceability. Each person executing this Agreement hereby represents and warrants that he is a duly authorized and appointed representative of the party on whose behalf he is executing the Agreement, that he has carefully read this Agreement, and that he has the full right, power, and authority to execute this Agreement. In addition, each party represents and warrants to the other parties that: (A) the execution and delivery of this Agreement by such party and such party’s performance of its obligations hereunder (i) are within such party’s corporate or other entity powers; (ii) require no action by or with respect to, or filing with, any governmental body, court, agency or official; and (iii) have been duly authorized by all necessary corporate or other entity action; (iv) do not contravene or constitute a default under any provision of, (a) its governing documents, (b) any law, rule or regulation applicable to such party, or (c) any agreement, judgment, injunction, order, decree, or other instrument binding upon the party or to which such party’s assets are subject; and (B) this Agreement constitutes the legal, valid, and binding obligation of such party, enforceable against such Party in accordance with its terms.

2.2          As a condition to the issuance of the Shares, Duroob hereby represents, warrants, and acknowledges to and covenants and agrees with the Company and Arabia as follows:

(a)            The undersigned is a Non-U.S. Person as such term is defined under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act.

(b)            Duroob is acquiring the Shares for the Duroob’s own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state Blue Sky laws;

(c)            Duroob is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

(d)            The Company has advised Duroob that none of the Shares have been registered under the Securities Act or under the laws of any state;

(e)            As a result of such lack of registration under the Securities Act and any applicable state Blue Sky laws, the Shares may not be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such applicable State Blue Sky laws;

(f)            Each and every certificate representing any of the Shares shall bear the restrictive legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW OF DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;”

(g)            Duroob has evaluated the merits and risks of acquiring the Shares and has such knowledge and experience in financial and business matters that Duroob is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards of acquiring the Shares and is able to bear the economic risk of acquiring the Shares, including the possibility of a complete loss with respect thereto;

(h)            Duroob has had access to such information regarding the business and finances of the Company and has been provided the opportunity to discuss with the Company’s management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement;

(i)            It has never been represented, guaranteed or warranted to Duroob by the Company, or any of its officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

(i)        any gain will be realized by Duroob from Duroob’s acquisition of the Shares;

(ii)       there will be any approximate or exact length of time that Duroob will be required to remain as a holder of the Shares, except as provided by federal and state securities laws and regulations; or

(iii)      the past performance or experience on the part of the Company or any of its officers, directors or other affiliates, its predecessors or of any other person, will in any way indicate any future results of the Company;

(j)	Except as set forth in this Agreement, Arabia and the Company have not made any representation, warranty, covenant or agreement with respect to the matters contained herein;

3.            Upon receipt of Shares, Duroob releases, acquits, holds harmless and forever discharges and covenants not to sue Arabia or the Company, together with each of its past, present or future officers, directors, employees, shareholders, administrators, partners, members, managers, family members, agents, attorneys, accountants, insurers, parents, subsidiaries, related or affiliated persons or entities, successors and assigns, from any and all claims, demands, or suits, known or unknown, fixed or liquidated or unliquidated of any nature whatsoever, whether based in common law, statutory law, contract, quasi-contract or tort (including negligence), that have been raised or that could have been raised from the beginning of time through the date hereof that arise from all actions, business or dealings relating to the Obligations.

4.            All notices, including change of address notices, required or permitted to be given by either party to the other under this Agreement shall sent to the physical or electronic addresses set forth below, and shall be sufficient if sent by: (a) hand delivery or courier service, with signature confirmation; (b) certified mail, return receipt requested; or (c) telegram, facsimile or e-mail (i.e., electronically), with electronic confirmation of receipt to the sender. (The foregoing, sent as indicated herein, “notice”). Facsimile or other electronic signatures of the undersigned parties will have the same force and effect as original signatures.

If to the Company or Arabia, to:                                       Sysorex Global Holdings Corp.

3375 Scott Blvd.

Suite 440

Santa Clara, CA 95054

Attention: Nadir Ali

Facsimile: 650-649-1940

Email: ali@sysorex.com

With a copy to:                                                                    Davidoff Hutcher & Citron LLP

605 3rd Avenue, 34th Floor

New York, New York 10158

Attention: Elliot H. Lutzker

Facsimile: 212-286-1884

Email: ehl@dhclegal.com

If to Duroob:                                                                        Duroob Technology

abdulaziz@duroob.com

5.            This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of any provision herein shall be effective unless in writing, executed by the party charged therewith. This Agreement shall survive the termination of the relationship between the parties.

6.            This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of California applicable to agreements to be wholly performed therein, other than those which would defer to the substantive laws of another jurisdiction. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part has been severed and deleted. The provisions of this Agreement will be binding upon, and will inure to the benefit of, the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. This Agreement is personal in its nature and the parties hereto shall not, without the consent of the other parties, assign or transfer this Agreement or any rights or obligations hereunder. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and which when taken together shall constitute one and the same agreement.

If the foregoing accurately sets forth your agreement with respect to the issuance of the Shares in consideration for surrendering $1,774,865 debt owed by the Company pursuant to the Obligations, please indicate such by signing where indicated below

[SIGNATURE PAGE TO FOLLOW]

SYSOREX GLOBAL HOLDINGS CORP.

		By:	/s/ Nadir Ali
		Name:	Nadir Ali
		Title:	CEO

SYSOREX ARABIA, LLC

		By:	/s/ Nadir Ali
		Name:	Nadir Ali
		Title:	President

Accepted and agreed
as of the date first set forth above:

DUROOB TECHNOLOGY

By:	/s/ Abdulaziz Al-Salloum
Name:	Abdulaziz Al-Salloum
Title:	CEO